UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2009

RELIV’ INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11768	37-1172197
(Commission File Number)	(IRS Employer Identification No.)

136 Chesterfield Industrial BoulevardChesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (636) 537-9715

                Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2009, Patrick Doherty resigned from the Board of Directors of Relìv International, Inc. and declined to stand for re-election.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Relìv International, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Chesterfield, State of Missouri, on May 29, 2009.

RELIV’ INTERNATIONAL, INC.

By:	/s/ Steven D. Albright
Steven D. Albright
Chief Financial Officer